UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Fund Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2019

Date of reporting period:	August 1, 2018 — January 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Short Term Investment Fund

Semiannual report
1 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Short Term
Investment Fund

Semiannual report
1 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

March 8, 2019

Dear Fellow Shareholder:

Investors around the world faced challenging conditions in 2018, with increased volatility and turbulence, and generally more losses than gains for stocks at the end of the year. At the same time, investors who have owned either stocks or bonds for three years or more may still be in positive territory. Historically, periods of market weakness are often followed by recovery and rebounds, and we have already seen evidence of this in the early months of 2019.

If there is any lesson to be learned from these constantly changing markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one way is to diversify across different asset classes and investment strategies.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class P shares assumes reinvestment of distributions and does not account for taxes. Class P shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. See below and pages 7–8 for additional performance information. To obtain the most recent month-end performance, please call Putnam at 1-800-225-1581.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/19. See above and pages 7–8 for additional fund performance information. Index descriptions can be found on page 11.

2 Short Term Investment Fund

Joanne has an M.B.A. from the D’Amore-McKim School of Business at Northeastern University and a B.S. from Westfield State College. She joined Putnam in 1995 and has been in the investment industry since 1992.

Mike has a B.S. in Economics from Boston College. He has been in the investment industry since he joined Putnam in 1997.

In addition to Joanne and Mike, Jonathan M. Topper is a Portfolio Manager of the fund.

Please describe the market environment during the six-month reporting period ended January 31, 2019.

JOANNE The U.S. economy remained strong but interest rates, market volatility, and global trade tensions increased. Buoyed by government spending and tax cuts, the U.S. economy grew at a 3.5% rate in the third quarter of 2018. Unemployment has touched multi-decade lows, inflation remained anchored around 2%, and the likelihood of a recession in the near term remains low, in our view.

Short-term interest rates increased steadily during the period. The Federal Reserve raised its benchmark rate in September and December 2018 by a quarter of a percentage point. As a result, the federal funds rate rose from a target range of 1.75% to 2.00% at the beginning of the period to the range of 2.25% to 2.50% by period-end. This rate closely ties to consumer debt, home equity lines of credit, and other adjustable-rate instruments. Additionally, the Fed continued reducing its $4.5 trillion balance sheet by allowing increasing amounts of mortgage security and Treasury debt to mature monthly. The roll-off reached a

Short Term Investment Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 1/31/19. Cash and net other assets, if any, represent the market value weights of cash and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

The cash and net other assets category may show a negative market value percentage as a result of the timing of trade-date versus settlement-date transactions.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Short Term Investment Fund

planned maximum amount of $50 billion per month in October 2018.

The Fed’s comments became more dovish at the December meeting. Chair Jerome Powell mentioned that there were a number of “cross-currents emerging” that warranted reducing hikes in 2019 from three to two. The Fed held its benchmark rate steady at its January 2019 meeting and signaled that policy makers had shifted their stance from raising rates to possibly pausing for an extended period.

Short-term Treasury yields and other short-term interest rates rose during the six-month period, such as the London Interbank Offered Rate [LIBOR], which climbed from 2.34% to 2.73%. However, longer-term Treasury yields fell. At the close of the period on January 31, 2019, the yield on the benchmark 10-year Treasury note was 2.63%, while the two-year Treasury note yield was 2.45%. This resulted in an 18-basis-point spread between the widely followed two- and 10-year Treasury yields at period-end. This differential — less than a quarter of a percentage point — contributed to a flattening of the yield curve, which historically has been a sign that bond investors expect the economy to slow. Higher rates also can create headwinds for fixed-income assets, as bond yields move inversely to prices.

How did the fund perform during the reporting period?

MIKE During the six-month reporting period ended January 31, 2019, the fund outperformed its benchmark index, the ICE BofAML U.S. Treasury Bill Index, and the average return of its Lipper peer group, Institutional Money Market Funds.

What was your investment strategy during the period?

JOANNE During the period, we started to see a shift in market sentiment away from expectations for continued rate increases to the possibility that the Fed might slow the pace of monetary tightening in response to macroeconomic headwinds. We continued to invest in floating-rate short-term securities, as they reset higher with the increase in LIBOR. As the environment shifted, we looked for opportunities in longer-term fixed-rate securities when they appeared attractive, in our view. To maintain liquidity, the fund held a high percentage of its assets in overnight repurchase agreements [repos] and fixed-rate commercial paper with one- to three- month maturities. We maintained a relatively low weighted average maturity (WAM) profile that was shorter than the fund’s Lipper peer group during the period. [WAM represents the average life of all the money market securities held in the portfolio.] The fund’s WAM was fairly steady during the period, moving from 22.5 days on July 31, 2018, to 23.2 days on January 31, 2019.

What holdings exemplified your strategy?

MIKE We entered into repos with high-quality counterparties collateralized by Treasuries, agency mortgage-backed securities, and/or investment-grade corporate bonds and notes. We also continued to invest in commercial paper, certificates of deposit, and floating-rate notes issued by large, and in our opinion, creditworthy financial institutions such as US Bank and Wells Fargo. We believe U.S. banks generally have strong credit profiles with sound fundamentals. While we don’t expect the macroeconomic and interest environments to be as beneficial as a year ago, we believe they should continue to be supportive of U.S. bank credit. We expect healthy corporate asset quality and positive earnings trends to continue for the foreseeable future. Additionally, we

Short Term Investment Fund 5

believe capital and leverage measures should also continue to be strong.

The fund also invested in corporate commercial paper, as well as asset-backed commercial paper [ABCP] programs like CHARTA and Regency Markets No. 1. We continue to favor ABCP issuers that are backed by what we believe are diverse, high-quality financial assets, such as trade receivables and consumer loans.

What are your expectations for Fed policy in 2019, and how will you be managing the fund in that environment?

JOANNE Following the Fed’s January 2019 meeting, Chair Powell noted that “the case for raising rates has weakened somewhat.” The Fed cited in a press release that “global economic and financial developments along with muted inflation pressure” have caused it to be “patient” as it determines future adjustments to the fed funds target rate.

We believe the Fed will continue to weigh a host of factors when making policy, including economic growth, inflationary pressures, unemployment, and changing international developments. Against this backdrop, we will look for opportunities to position the fund for additional income where appropriate while maintaining liquidity during this transitional period.

Thank you both for your time and bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

6 Short Term Investment Fund

Your fund’s performance

This section shows your fund’s performance and distribution information for periods ended January 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please call Putnam at 1-800-225-1581. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. See the Terms and definitions section of this report for a definition of the share class offered by your fund.

Fund performance Total return for periods ended 1/31/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class P (2/19/13)
Net asset value	4.02%	0.66%	3.96%	0.78%	3.74%	1.23%	2.12%	1.19%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Class P shares do not carry an initial sales charge or a contingent deferred sales charge (CDSC).

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative index returns For periods ended 1/31/19

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
ICE BofAML U.S. Treasury
Bill Index	3.54%	0.59%	3.44%	0.68%	3.28%	1.08%	1.98%	1.13%
Lipper Institutional Money
Market Funds category	3.23	0.53	3.22	0.63	3.11	1.03	1.92	1.12
average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and life-of-fund periods ended 1/31/19, there were 125, 124, 112, 110, and 108 funds, respectively, in this Lipper category.

Short Term Investment Fund 7

Fund distribution information For the six-month period ended 1/31/19

Distributions	Class P
Number	6
Income	$0.011868
Capital gains	—
Total	$0.011868
Current rate (end of period)	Class P
Current dividend rate[1]	2.63%
Current 30-day SEC yield (with expense limitation)[2,3]	2.53
Current 30-day SEC yield (without expense limitation)[3]	2.29

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price at end of period.

2 For a portion of the period, the fund had an expense limitation, without which the yield would have been lower.

3 Based only on investment income.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18

	Life of	Annual		Annual		Annual
	fund	average	5 years	average	3 years	average	1 year	6 months
Class P (2/19/13)
Net asset value	3.79%	0.64%	3.73%	0.74%	3.54%	1.17%	2.02%	1.14%

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Class P
Net expenses for the fiscal year ended 7/31/18*	0.04%
Total annual operating expenses for the fiscal year ended 7/31/18	0.29%
Annualized expense ratio for the six-month period ended 1/31/19	0.03%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 11/30/19.

8 Short Term Investment Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from 8/1/18 to 1/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,011.90

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/19, use the following calculation method. To find the value of your investment on 8/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Class P
Expenses paid per $1,000*†	$0.15
Ending value (after expenses)	$1,025.05

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/19.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Short Term Investment Fund 9

Consider these risks before investing

Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. We may have to invest the proceeds from prepaid investments, including mortgage backed investments, in other investments with less attractive terms and yields. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Credit risk is generally greater for debt not backed by the full faith and credit of the U.S. government, and interest-rate risk is generally greater for longer-term debt. Inflation’s effects may erode your investment’s value over time. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

10 Short Term Investment Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of the class of shares by the number of outstanding shares in the class.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share class

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates, and no management fee is paid by such investors.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S.-dollar-denominated U.S. Treasury bills, which represent obligations of the U.S. government having a maturity of one year or less and is intended as an approximate measure of the rate of inflation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short Term Investment Fund 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2019, Putnam employees had approximately $477,000,000 and the Trustees had approximately $67,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Short Term Investment Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Short Term Investment Fund 13

The fund’s portfolio 1/31/19 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (43.9%)*	amount	Value
Interest in $50,000,000 tri-party repurchase agreement dated 1/31/19 with
Bank of Nova Scotia due 2/1/19 — maturity value of $50,003,528 for an effective yield of 2.540% (collateralized by various U.S. Treasury notes with coupon rates ranging from 1.250% to 2.750% and due dates ranging from 4/15/19 to 9/30/20,
valued at $51,003,646)	$50,000,000	$50,000,000
Interest in $30,000,000 tri-party repurchase agreement dated 1/31/19 with
Barclays Capital, Inc. due 2/1/19 — maturity value of $30,002,117 for an effective yield of 2.540% (collateralized by a U.S. Treasury bond with a coupon rate
of 3.000% and a due date of 2/15/47, valued at $30,602,161)	30,000,000	30,000,000
Interest in $40,000,000 tri-party term repurchase agreement dated
1/23/19 with BMO Capital Markets due 2/21/19 — maturity value of $40,077,333 for an effective yield of 2.400% (collateralized by various U.S. Treasury notes with coupon rates ranging from 0.625% to 2.875% and due dates ranging from
4/15/19 to 1/15/26, valued at $40,824,526) Ŧ	40,000,000	40,000,000
Interest in $31,000,000 tri-party term repurchase agreement dated
1/31/19 with BNP Paribas, 2.610% (collateralized by a U.S. Treasury note and various corporate bonds and notes with coupon rates ranging from 0.250%
to 7.625% and due dates ranging from 1/15/20 to perpetual maturity, valued at
$32,564,762) (France) Ŧ EG	31,000,000	31,000,000
Interest in $469,967,000 joint tri-party repurchase agreement dated
1/31/19 with Citigroup Global Markets, Inc. due 2/1/19 — maturity value of $194,001,902 for an effective yield of 2.580% (collateralized by various mortgage backed securities and various U.S. Treasury notes with coupon rates ranging from 0.125% to 8.500% and due dates ranging from
2/15/19 to 12/20/48, valued at $479,366,340)	193,988,000	193,988,000
Interest in $110,000,000 tri-party repurchase agreement dated 1/31/19 with
Goldman, Sachs & Co. due 2/1/19 — maturity value of $110,007,731 for an effective yield of 2.530% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 6.000% and due dates
ranging from 7/1/28 to 2/1/49, valued at $112,139,616)	110,000,000	110,000,000
Interest in $450,000,000 joint tri-party repurchase agreement dated
1/31/19 with HSBC Bank USA, National Association due 2/1/19 — maturity value of $193,013,778 for an effective yield of 2.570% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 5.000%
and due dates ranging from 6/1/35 to 7/1/55, valued at $459,032,768)	193,000,000	193,000,000
Interest in $50,000,000 tri-party repurchase agreement dated 1/31/19 with
JPMorgan Securities, LLC due 2/1/19 — maturity value of $50,003,569 for an effective yield of 2.570% (collateralized by various mortgage backed securities with a coupon rate of 4.500% and due dates ranging from
4/1/48 to 7/1/48, valued at $51,003,641)	50,000,000	50,000,000
Interest in $100,000,000 tri-party repurchase agreement dated 1/31/19 with
JPMorgan Securities, LLC due 2/1/19 — maturity value of $100,007,083 for an effective yield of 2.550% (collateralized by a U.S. Treasury note with
a coupon rate of 2.000% and a due date of 5/31/24, valued at $102,007,315)	100,000,000	100,000,000
Interest in $338,488,000 joint tri-party repurchase agreement dated
1/31/19 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due 2/1/19 — maturity value of $143,340,232 for an effective yield of 2.570% (collateralized by various mortgage backed securities with coupon rates ranging from 3.000% to 4.500%
and due dates ranging from 3/1/27 to 1/1/49, valued at $345,257,760)	143,330,000	143,330,000

14 Short Term Investment Fund

	Principal
REPURCHASE AGREEMENTS (43.9%)* cont.	amount	Value
Interest in $100,000,000 tri-party term repurchase agreement dated
1/29/19 with Merrill Lynch, Pierce, Fenner & Smith, Inc. due 2/5/19 — maturity value of $100,046,667 for an effective yield of 2.400% (collateralized by various mortgage backed securities with a coupon rate of 3.500% and due dates
ranging from 3/1/48 to 12/1/48, valued at $102,000,001)	$100,000,000	$100,000,000
Interest in $25,000,000 tri-party term repurchase agreement dated
1/31/19 with RBC Capital Markets, LLC, 2.640% (collateralized by various corporate bonds and notes with coupon rates ranging from 1.750% to 9.400%
and due dates ranging from 10/7/19 to 12/1/57, valued at $26,251,925)
(Canada) Ŧ EG	25,000,000	25,000,000
Interest in $118,358,000 tri-party repurchase agreement dated 1/31/19 with
RBC Capital Markets, LLC due 2/1/19 — maturity value of $118,366,417 for an effective yield of 2.560% (collateralized by various mortgage backed securities with coupon rates ranging from 2.550% to 4.333% and due dates
ranging from 7/1/24 to 11/20/48, valued at $120,733,746)	118,358,000	118,358,000
Total repurchase agreements (cost $1,184,676,000)		$1,184,676,000

		Maturity	Principal
CERTIFICATES OF DEPOSIT (21.5%)*	Yield (%)	date	amount	Value
Australia & New Zealand Banking Group, Ltd./
New York, NY	2.670	2/26/19	$32,000,000	$32,004,585
Bank of America, NA	2.500	4/4/19	21,000,000	21,004,478
Bank of America, NA FRN	2.773	5/14/19	15,000,000	15,004,967
Bank of America, NA FRN	2.683	4/11/19	11,000,000	11,000,811
Bank of Montreal/Chicago, IL FRN (Canada)	2.843	8/6/19	15,000,000	15,009,778
Bank of Montreal/Chicago, IL FRN (Canada)	2.780	2/25/19	13,000,000	13,002,860
Bank of Nova Scotia/Houston FRN	2.826	6/19/19	15,000,000	15,007,830
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.936	5/1/19	15,000,000	15,005,671
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.903	12/6/19	15,000,000	15,017,392
Canadian Imperial Bank of Commerce/New
York, NY FRN	2.816	6/10/19	15,000,000	15,006,765
Citibank, NA	2.810	4/18/19	15,000,000	15,004,686
Citibank, NA	2.680	2/22/19	15,000,000	15,002,088
Cooperatieve Rabobank UA/NY FRN (Netherlands)	2.751	5/9/19	17,000,000	16,999,993
HSBC Bank USA, NA	2.701	2/8/19	11,250,000	11,250,664
Mizuho Bank, Ltd./New York, NY	2.820	3/15/19	16,000,000	16,006,073
Mizuho Bank, Ltd./New York, NY FRN	2.923	3/28/19	10,000,000	9,999,700
MUFG Bank, Ltd./New York, NY FRN (Japan)	2.806	5/21/19	15,000,000	15,007,035
Nordea Bank AB/New York, NY	2.700	2/28/19	15,000,000	15,002,716
Nordea Bank AB/New York, NY FRN	2.914	3/14/19	14,000,000	14,002,318
Nordea Bank AB/New York, NY FRN	2.741	2/8/19	14,000,000	14,000,980
Nordea Bank AB/New York, NY FRN	2.633	3/5/19	15,000,000	15,002,115
Royal Bank of Canada/New York, NY (Canada)	2.470	3/1/19	14,000,000	13,999,934
Royal Bank of Canada/New York, NY FRN (Canada)	2.904	3/22/19	15,000,000	15,000,781
Skandinaviska Enskilda Banken AB/New York, NY	2.700	7/17/19	11,700,000	11,704,622
Skandinaviska Enskilda Banken AB/New York, NY FRN	2.633	3/6/19	15,000,000	15,002,145
Societe Generale/New York, NY FRN (France)	2.811	5/9/19	15,000,000	15,000,781
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.806	8/20/19	16,000,000	16,008,448
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.801	7/8/19	15,000,000	15,007,830
Svenska Handelsbanken/New York, NY FRN (Sweden)	2.797	2/4/19	12,000,000	11,998,656
Swedbank AB/New York FRN	2.766	5/21/19	16,000,000	16,005,552

Short Term Investment Fund 15

		Maturity	Principal
CERTIFICATES OF DEPOSIT (21.5%)* cont.	Yield (%)	date	amount	Value
Swedbank AB/New York FRN	2.719	2/11/19	$7,500,000	$7,500,645
Toronto-Dominion Bank (The)/NY FRN (Canada)	2.653	3/5/19	15,000,000	15,002,370
US Bank, NA/Cincinnati, OH FRN	2.653	5/13/19	28,500,000	28,501,967
US Bank, NA/Cincinnati, OH FRN	2.643	7/3/19	12,500,000	12,497,175
Wells Fargo Bank, NA FRN	2.909	12/16/19	15,000,000	15,017,953
Wells Fargo Bank, NA FRN	2.880	3/25/20	9,000,000	8,983,187
Wells Fargo Bank, NA FRN	2.731	10/9/19	11,000,000	11,007,407
Westpac Banking Corp./NY FRN (Australia)	2.976	3/12/19	1,268,000	1,268,659
Westpac Banking Corp./NY FRN (Australia)	2.843	3/5/19	14,000,000	14,004,648
Westpac Banking Corp./NY FRN (Australia)	2.750	2/1/19	13,000,000	13,000,117
Total certificates of deposit (cost $580,722,680)				$580,856,382

		Maturity	Principal
COMMERCIAL PAPER (21.0%)*	Yield (%)	date	amount	Value
AbbVie, Inc.	2.715	2/6/19	$13,000,000	$12,994,274
ABN AMRO Funding USA, LLC	2.690	2/12/19	8,000,000	7,993,419
ABN AMRO Funding USA, LLC	2.629	2/4/19	10,000,000	9,997,326
American Honda Finance Corp.	2.617	4/26/19	20,000,000	19,878,072
Apple, Inc.	2.737	7/8/19	24,000,000	23,715,073
Apple, Inc.	2.497	2/7/19	25,400,000	25,388,097
Berkshire Hathaway Energy Co.	2.704	2/20/19	10,000,000	9,984,372
BPCE SA (France)	2.816	5/6/19	11,000,000	10,922,409
BPCE SA (France)	2.463	2/8/19	14,236,000	14,228,439
Commonwealth Bank of Australia (Australia)	2.597	4/24/19	19,500,000	19,382,389
Credit Suisse AG/New York, NY	3.069	8/6/19	12,500,000	12,323,194
DNB Bank ASA (Norway)	2.815	1/23/20	25,500,000	25,497,564
Export Development Canada (Canada)	2.837	5/17/19	15,000,000	14,883,709
Export Development Canada (Canada)	2.537	4/16/19	12,500,000	12,432,552
Export Development Canada (Canada)	2.417	2/11/19	14,500,000	14,489,345
Export Development Canada (Canada)	2.400	3/5/19	12,250,000	12,222,140
Export Development Canada (Canada)	2.399	3/1/19	19,250,000	19,211,744
HSBC USA, Inc. 144A	2.823	7/5/19	15,000,000	15,007,995
ING (U.S.) Funding LLC	2.813	5/28/19	16,000,000	16,007,648
ING (U.S.) Funding LLC	2.811	7/8/19	7,000,000	7,002,800
Lloyds Bank PLC (United Kingdom)	2.823	8/2/19	15,000,000	15,007,770
Mizuho Bank, Ltd./New York, NY	2.910	3/21/19	3,400,000	3,388,398
National Australia Bank, Ltd. (Australia)	2.723	8/2/19	22,000,000	22,000,308
NRW.Bank (Germany)	2.733	2/21/19	13,000,000	12,981,618
Skandinaviska Enskilda Banken AB (Sweden)	2.959	7/8/19	6,950,000	6,869,625
Societe Generale SA (France)	3.033	12/16/19	15,000,000	15,035,850
Stanley Black & Decker, Inc.	2.602	2/7/19	13,500,000	13,492,913
Sumitomo Mitsui Banking Corp. (Japan)	2.646	4/17/19	20,000,000	19,890,644
Svenska Handelsbanken AB (Sweden)	2.595	4/16/19	9,075,000	9,026,127
Toronto-Dominion Bank (The) (Canada)	2.903	6/7/19	14,000,000	14,011,186
Toronto-Dominion Bank (The) (Canada)	2.813	6/28/19	15,000,000	15,000,000
Total Capital Canada Ltd. (Canada)	2.597	4/24/19	18,800,000	18,688,388
Toyota Motor Credit Corp.	2.733	4/29/19	14,500,000	14,504,698
UBS AG/London (United Kingdom)	2.763	4/25/19	31,000,000	31,012,431
UnitedHealth Group, Inc.	2.606	2/20/19	13,000,000	12,981,273

16 Short Term Investment Fund

		Maturity	Principal
COMMERCIAL PAPER (21.0%)* cont.	Yield (%)	date	amount	Value
Walmart, Inc.	2.480	3/25/19	$25,000,000	$24,908,465
Westpac Banking Corp. (Australia)	2.783	5/30/19	15,000,000	15,005,565
Total commercial paper (cost $567,262,721)				$567,367,820

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (11.4%)*	Yield (%)	date	amount	Value
Alpine Securitization, LLC	0.000	4/15/19	$11,000,000	$11,004,552
Atlantic Asset Securitization, LLC	2.894	4/1/19	15,000,000	14,933,750
Atlantic Asset Securitization, LLC	2.475	2/20/19	11,000,000	10,984,643
CAFCO, LLC	2.821	3/11/19	16,000,000	15,956,355
CAFCO, LLC	2.679	2/19/19	15,000,000	14,980,438
Chariot Funding, LLC	3.026	6/10/19	15,000,000	14,847,954
Chariot Funding, LLC	2.943	5/29/19	15,000,000	14,862,333
Chariot Funding, LLC	2.723	3/1/19	17,000,000	16,965,285
CHARTA, LLC	2.866	4/3/19	10,000,000	9,954,981
CHARTA, LLC	2.817	4/1/19	16,000,000	15,930,400
CRC Funding, LLC	2.710	2/28/19	20,000,000	19,961,018
Gotham Funding Corp. (Japan)	2.738	2/19/19	12,000,000	11,984,243
Liberty Street Funding, LLC (Canada)	2.725	3/7/19	15,000,000	14,963,148
Liberty Street Funding, LLC (Canada)	2.678	2/13/19	15,000,000	14,986,605
Manhattan Asset Funding Co., LLC (Japan)	2.641	2/15/19	7,100,000	7,092,663
MetLife Short Term Funding, LLC	2.669	2/19/19	15,000,000	14,980,462
MetLife Short Term Funding, LLC	2.658	2/25/19	16,000,000	15,972,489
MetLife Short Term Funding, LLC	2.506	2/1/19	5,000,000	4,999,666
Old Line Funding, LLC	2.806	3/29/19	15,000,000	14,938,630
Old Line Funding, LLC	2.745	5/23/19	15,000,000	14,872,927
Regency Markets No. 1, LLC	2.555	2/7/19	15,000,000	14,992,854
Regency Markets No. 1, LLC	2.503	2/8/19	5,087,000	5,084,226
Victory Receivables Corp. (Japan)	2.540	3/18/19	12,500,000	12,458,888
Total asset-backed commercial paper (cost $307,673,772)				$307,708,510

		Maturity	Principal
TIME DEPOSITS (1.6%)*	Yield (%)	date	amount	Value
Australia & New Zealand Banking Group, Ltd./Cayman
Islands (Cayman Islands)	2.390	2/1/19	$30,000,000	$30,000,000
Svenska Handelsbanken/New York, NY (Sweden)	2.340	2/1/19	12,000,000	12,000,000
Total time deposits (cost $42,000,000)				$42,000,000

TOTAL INVESTMENTS
Total investments (cost $2,682,335,173)				$2,682,608,712

Key to holding’s abbreviations

FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.

Short Term Investment Fund 17

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2018 through January 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $2,701,252,832.

Ŧ Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments.

EG Maturity date of the repurchase agreement is thirty-five days from the purchase date unless both parties agree to roll the transaction. Maturity value of the repurchase agreement will equal the principal amount of the repurchase agreement plus interest.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	74.4%	United Kingdom	1.7%
Canada	9.2	Cayman Islands	1.1
France	3.2	Norway	1.0
Australia	3.2	Netherlands	0.6
Sweden	2.6	Germany	0.5
Japan	2.5	Total	100.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed commercial paper	$—	$307,708,510	$—
Certificates of deposit	—	580,856,382	—
Commercial paper	—	567,367,820	—
Repurchase agreements	—	1,184,676,000	—
Time deposits	—	42,000,000	—
Totals by level	$—	$2,682,608,712	$—

The accompanying notes are an integral part of these financial statements.

18 Short Term Investment Fund

Statement of assets and liabilities 1/31/19 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,497,659,173)	$1,497,932,712
Repurchase agreements (identified cost $1,184,676,000)	1,184,676,000
Cash	75,014
Interest and other receivables	2,753,870
Foreign tax reclaim	157,189
Receivable for shares of the fund sold	94,888,491
Total assets	2,780,483,276

LIABILITIES
Payable for shares of the fund repurchased	72,257,629
Payable for custodian fees (Note 2)	27,927
Payable for investor servicing fees (Note 2)	46,183
Payable for Trustee compensation and expenses (Note 2)	234,834
Payable for administrative services (Note 2)	27,025
Distributions payable to shareholders	6,523,281
Other accrued expenses	113,565
Total liabilities	79,230,444

Net assets	$2,701,252,832

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,700,594,507
Total distributable earnings (Note 1)	658,325
Total — Representing net assets applicable to capital shares outstanding	$2,701,252,832

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value, offering price and redemption price per class P share
($2,701,252,832 divided by 2,700,594,507 shares)	$1.00

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 19

Statement of operations Six months ended 1/31/19 (Unaudited)

INVESTMENT INCOME
Interest	$33,584,253
Total investment income	33,584,253

EXPENSES
Compensation of Manager (Note 2)	3,493,684
Investor servicing fees (Note 2)	138,678
Custodian fees (Note 2)	23,693
Trustee compensation and expenses (Note 2)	58,099
Administrative services (Note 2)	47,754
Other	200,359
Fees waived and reimbursed by Manager (Note 2)	(3,493,684)
Total expenses	468,583
Expense reduction (Note 2)	(2,342)
Net expenses	466,241

Net investment income	33,118,012

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,853
Total net realized gain	2,853
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	29,001
Total change in net unrealized appreciation	29,001

Net gain on investments	31,854

Net increase in net assets resulting from operations	$33,149,866

The accompanying notes are an integral part of these financial statements.

20 Short Term Investment Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/19*	Year ended 7/31/18
Operations
Net investment income	$33,118,012	$40,955,836
Net realized gain on investments	2,853	2,598
Change in net unrealized appreciation of investments	29,001	107,057
Net increase in net assets resulting from operations	33,149,866	41,065,491
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class P	(32,853,527)	(40,946,627)
Increase (decrease) from capital share transactions (Note 4)	(239,984,881)	432,076,018
Total increase (decrease) in net assets	(239,688,542)	432,194,882

NET ASSETS
Beginning of period	2,940,941,374	2,508,746,492
End of period (Note 1)	$2,701,252,832	$2,940,941,374

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Short Term Investment Fund 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)	on investments[a]	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c,d]	net assets (%)[d]	turnover (%)
Class P
January 31, 2019**	$1.00	0.0120	—	0.0120	(0.0119)	(0.0119)	$1.00	1.19 *	$2,701,253	.02*	1.20 *	— *
July 31, 2018	1.00	0.0155	—	0.0155	(0.0155)	(0.0155)	1.00	1.56	2,940,941.04		1.55	—
July 31, 2017	1.00	0.0073	—	0.0073	(0.0072)	(0.0072)	1.00	.73	2,508,746.04		.71	—
July 31, 2016	1.00	0.0031	—	0.0031	(0.0031)	(0.0031)	1.00	.31	3,317,155.03		.31	—
July 31, 2015	1.00	0.0009	—	0.0009	(0.0008)	(0.0008)	1.00	.08	3,611,854.03		.09	12
July 31, 2014	1.00	0.0007	—	0.0007	(0.0007)	(0.0007)	1.00	.07	3,510,328.03		.07	72

* Not annualized.

** Unaudited.

a Amount represents less than $0.0001 per share.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of the fund reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
January 31, 2019	0.13%
July 31, 2018	0.25
July 31, 2017	0.25
July 31, 2016	0.25
July 31, 2015	0.25
July 31, 2014	0.25

The accompanying notes are an integral part of these financial statements.

22 Short Term Investment Fund	Short Term Investment Fund 23

Notes to financial statements 1/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2018 through January 31, 2019.

Putnam Short Term Investment Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests in a diversified portfolio of fixed-income securities comprised of short duration, investment-grade money market and other fixed-income securities. The fund’s investments may include obligations of the U.S. government, its agencies and instrumentalities, which are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae or Freddie Mac mortgage-backed bonds), domestic corporate debt obligations, municipal debt securities, securitized debt instruments (such as mortgage- and asset-backed securities), repurchase agreements, certificates of deposit, bankers acceptances, commercial paper (including asset-backed commercial paper), time deposits, Yankee Eurodollar securities and other money market instruments. The fund may also invest in U.S. dollar-denominated foreign securities of these types. Under normal circumstances, the effective duration of the fund’s portfolio will generally not be greater than one year. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. The fund will maintain a dollar-weighted average portfolio maturity of three years or less. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options and swap contracts, for both hedging and non-hedging purposes.

The fund offers class P shares, which are sold without a front-end sales charge and generally are not subject to a contingent deferred sales charge. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Shares of the fund are sold at net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that

24 Short Term Investment Fund

is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $1,210,069,753, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Short Term Investment Fund 25

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $2,682,335,173, resulting in gross unrealized appreciation and depreciation of $328,804 and $55,265, respectively, or net unrealized appreciation of $273,539.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the fiscal year ended July 31, 2018, the fund had undistributed net investment income of $117,448.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the annual rate of 0.25% of the average net assets of the fund. Putnam Management has contractually agreed to waive its management fee from the fund through November 30, 2019. During the reporting period, the fund waived $3,493,684 as a result of this waiver.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.01% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,342 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,939, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

26 Short Term Investment Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has not adopted a distribution plan pursuant to Rule 12b–1 under the Investment Company Act of 1940.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales (including maturities) of short-term investment securities aggregated $118,895,664,896 and $119,176,175,306, respectively.

During the reporting period, the cost of purchases and the proceeds from sales of long-term investment securities were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$9,000,000	$—
U.S. government securities (Long-term)	—	—
Total	$9,000,000	$—

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 1/31/19		YEAR ENDED 7/31/18
Class P	Shares	Amount	Shares	Amount
Shares sold	7,298,109,817	$7,298,109,817	15,080,830,468	$15,080,830,468
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	7,298,109,817	7,298,109,817	15,080,830,468	15,080,830,468
Shares repurchased	(7,538,094,698)	(7,538,094,698)	(14,648,754,450)	(14,648,754,450)
Net increase (decrease)	(239,984,881)	$(239,984,881)	432,076,018	$432,076,018

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Short Term Investment Fund 27

Note 6: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of Nova Scotia	Barclays Capital, Inc.	BMO Capital Markets	BNP Paribas	Citigroup Global Markets, Inc.	Goldman, Sachs & Co.	HSBC Bank USA, National Association	JPMorgan Securities,LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	RBC Capital Markets, LLC	Total
Assets:
Repurchase agreements**	$50,000,000	$30,000,000	$40,000,000	$31,000,000	$193,988,000	$110,000,000	$193,000,000	$150,000,000	$243,330,000	$143,358,000	$1,184,676,000
Total Assets	$50,000,000	$30,000,000	$40,000,000	$31,000,000	$193,988,000	$110,000,000	$193,000,000	$150,000,000	$243,330,000	$143,358,000	$1,184,676,000
Liabilities:
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$50,000,000	$30,000,000	$40,000,000	$31,000,000	$193,988,000	$110,000,000	$193,000,000	$150,000,000	$243,330,000	$143,358,000	$1,184,676,000
Total collateral received (pledged)†##	$50,000,000	$30,000,000	$40,000,000	$31,000,000	$193,988,000	$110,000,000	$193,000,000	$150,000,000	$243,330,000	$143,358,000
Net amount	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Controlled collateral received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$51,003,646	$30,602,161	$40,824,526	$32,564,762	$197,867,760	$112,139,616	$196,874,054	$153,010,956	$248,196,601	$146,985,671	$1,210,069,753
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 7: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

28 Short Term Investment Fund	Short Term Investment Fund 29

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Spectrum Fund	Convertible Securities Fund
Emerging Markets Equity Fund	Equity Income Fund
Equity Spectrum Fund	International Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	Diversified Income Trust
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Communications Fund	Income Fund
Global Consumer Fund	Money Market Fund†
Global Financials Fund	Mortgage Securities Fund
Global Health Care Fund	Short Duration Bond Fund
Global Industrials Fund	Short Duration Income Fund
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Utilities Fund	Intermediate-Term Municipal Income Fund
Short-Term Municipal Income Fund
Growth	Tax Exempt Income Fund
Growth Opportunities Fund	Tax-Free High Yield Fund
International Growth Fund
Small Cap Growth Fund	State tax-free income funds‡:
Sustainable Future Fund	California, Massachusetts, Minnesota,
Sustainable Leaders Fund	New Jersey, New York, Ohio, and Pennsylvania.

30 Short Term Investment Fund

Absolute Return	Asset Allocation
Fixed Income Absolute Return Fund	Dynamic Risk Allocation Fund
Multi-Asset Absolute Return Fund	George Putnam Balanced Fund

Putnam PanAgora**	Dynamic Asset Allocation Balanced Fund
Putnam PanAgora Managed Futures Strategy	Dynamic Asset Allocation Conservative Fund
Putnam PanAgora Market Neutral Fund	Dynamic Asset Allocation Growth Fund
Putnam PanAgora Risk Parity Fund
Retirement Income Fund Lifestyle 1

RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Short Term Investment Fund 31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32 Short Term Investment Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Short Term Investment Fund. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA117 315311 3/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2019